U. S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2003

                  U.S. Canadian Minerals, Inc.
    -----------------------------------------------------
   (Exact name of registrant as specified in its charter)

          Nevada                      0-25523              33-0843633
   ---------------------        --------------------      ------------
(State or other jurisdiction    (Commission File No.)      (I.R.S.
   of incorporation)                                      Identification No.)

       3960 Howard Hughes Pkwy. 5th Floor, Las Vegas, NV  89109
   -----------------------------------------------------------------
    (Address of principal executive offices)             (Zip Code)

   Registrant's Phone: (702) 990-3623  Fax: (702) 990-3624

           Barrington Food International, Inc.
    5275 Arville Street, Ste. 120, Las Vegas, NV         89109
   --------------------------------------------------------------
   (Former name or former address, if changed, since last
                           report)


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

    On January 2, 2004, the name of the corporation was changed to U.S. Canadian Minerals, Inc. On January 5, 2004, Michael Kaufman resigned as director and President of the corporation and was replaced by Rendal Williams pending a new election.

    The corporations new address is 3960 Howard Hughes Parkway, 5th Floor Las Vegas, NV 89109.


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 U.S. Canadian Minerals, Inc.


Date:    January 14, 2004        By:  /s/ Rendal Williams
                                     -----------------------
                                 Rendal Williams
                                 Chief Executive Officer